Exhibit 99.1

BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 10/31/2000
Distribution Date: 11/27/2000

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Balances
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
                                                                                  Initial         Period End
     Securitization Value                                                  $1,547,538,089     $1,526,332,873
     Reserve Account                                                          $81,245,750        $90,812,378
     Class A-1 Notes                                                         $180,000,000       $158,794,784
     Class A-2 Notes                                                         $600,000,000       $600,000,000
     Class A-3 Notes                                                         $300,000,000       $300,000,000
     Class A-4 Notes                                                         $389,660,000       $389,660,000
     Subordinated Note                                                        $30,951,089        $30,951,089
     Class B Certificates                                                     $46,927,000        $46,927,000

Current Collection Period
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     Beginning Securitization Value                                        $1,547,538,089
         Principal Reduction Amount                                           $21,205,216
     Ending Securitization Value                                           $1,526,332,873

     Calculation of Required 2000-A SUBI Collection Account Amount
         Collections
            Receipts of Monthly Payments                                      $28,812,200
            Sale Proceeds                                                         $28,262
            Termination Proceeds                                               $5,339,071
            Recovery Proceeds                                                      $9,917
         Total Collections                                                    $34,189,450

         Servicer Advances                                                     $2,927,407

     Required 2000-A SUBI Collection Account Amount                           $37,116,857

Collection Account
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     Deposits to 2000-A SUBI Collection Account                               $37,116,857
     Withdrawals from 2000-A SUBI Collection Account
         Advance Reimbursement                                                         $0
         Servicing Fees                                                        $1,289,615
         Note Distribution Account Deposit                                     $4,891,154
         Reserve Fund Deposit - Subordinated Noteholder Interest                 $108,329
         Certificate Distribution Account Deposit                                $164,245
         Monthly Principal Distributable Amount                               $21,205,216
         Reserve Fund Deposit - Excess Collections                             $9,458,300
         Payments to Transferor                                                        $0
     Total Distributions from 2000-A SUBI Collection Account                  $37,116,857

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                           $0
     Current Period Monthly Payment Advance                                    $2,401,043
     Current Period Sales Proceeds Advance                                       $526,365
     Current Reimbursement of Previous Servicer Advance                                $0
     Ending Period Unreimbursed Previous Servicer Advances                     $2,927,407



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Note Distribution Account
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     Amount Deposited from the Collection Account                             $26,096,369
     Amount Deposited from the Reserve Account                                         $0
     Amount Paid to Noteholders                                               $26,096,369

Certificate Distribution Account
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     Amount Deposited from the Collection Account                                $164,245
     Amount Deposited from the Reserve Account                                         $0
     Amount Paid to Certificateholders                                           $164,245

Distributions
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     Monthly Principal Distributable Amount                               Current Payment     Ending Balance   Per $1,000    Factor
     Class A-1 Notes                                                          $21,205,216       $158,794,784      $117.81    88.22%
     Class A-2 Notes                                                                   $0       $600,000,000        $0.00   100.00%
     Class A-3 Notes                                                                   $0       $300,000,000        $0.00   100.00%
     Class A-4 Notes                                                                   $0       $389,660,000        $0.00   100.00%
     Subordinated Note                                                                 $0        $30,951,089        $0.00   100.00%
     Class B Certificates                                                              $0        $46,927,000        $0.00   100.00%

     Interest Distributable Amount                                        Current Payment         Per $1,000
     Class A-1 Notes                                                             $600,638              $3.34
     Class A-2 Notes                                                           $1,995,000              $3.33
     Class A-3 Notes                                                             $996,000              $3.32
     Class A-4 Notes                                                           $1,299,516              $3.34
     Subordinated Note                                                           $108,329              $3.50
     Class B Certificates                                                        $164,245              $3.50

Carryover Shortfalls
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                                                                    Prior Period Carryover   Current Payment   Per $1,000
     Class A-1 Interest Carryover Shortfall                                            $0                 $0           $0
     Class A-2 Interest Carryover Shortfall                                            $0                 $0           $0
     Class A-3 Interest Carryover Shortfall                                            $0                 $0           $0
     Class A-4 Interest Carryover Shortfall                                            $0                 $0           $0
     Subordinated Note Interest Carryover Shortfall                                    $0                 $0           $0
     Certificate Interest Carryover Shortfall                                          $0                 $0           $0

Residual Value Losses
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                                                                           Current Period         Cumulative
     Net Sale Proceeds                                                                 $0                 $0
     Residual Values                                                                   $0                 $0

     Residual Value Losses                                                             $0                 $0

Reserve Account
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     Beginning Period Required Amount                                         $81,245,750
     Beginning Period Amount                                                  $81,245,750
     Net Investment Earnings                                                           $0
     Current Period Deposit                                                    $9,566,628
     Reserve Fund Draw Amount                                                          $0
     Ending Period Required Amount                                           $104,458,821
     Ending Period Amount                                                     $90,812,378

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